UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2015

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300
Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On June 10, 2015, Bill Barrett Corporation (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Goldman, Sachs & Co. (the “Manager”).  Pursuant to the Equity Distribution Agreement, the Company may sell from time to time shares of its common stock, par value $0.001 per share (the “Shares”), having an aggregate gross sales price of up to $100 million (the “ATM Offering”). The Shares to be sold in the ATM Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-182413), as amended by Post-Effective Amendment No. 1 and Post-Effective Amendment No. 2 thereto. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange, at market prices, in block transactions, to or through a market maker, through an electronic communications network or as otherwise agreed by the Company and the Manager. A legal opinion related to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Under the terms of the Equity Distribution Agreement, the Company may also sell Shares from time to time to the Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Shares to the Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and the Manager.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, obligations of the parties and termination provisions.  The Company has agreed to indemnify the Manager against certain liabilities, including liabilities under the Securities Act.

The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01. Other Information.

On June 10, 2015, the Company announced an updated capital expenditure budget for 2015 of $320-$350 million, which will predominately be used to develop the Company’s Denver-Julesburg Basin properties.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated June 10, 2015, by and between Bill Barrett Corporation and Goldman, Sachs & Co.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2015	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated June 10, 2015, by and between Bill Barrett Corporation and Goldman, Sachs & Co.
5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.
23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).